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                                                                    EXHIBIT 21.1

                        DENALI INCORPORATED SUBSIDIARIES

                                                                                          Jurisdiction
         Subsidiary Name                                                                of Incorporation
         ---------------                                                                ----------------
         B.V. Twentse Kunststoffenindustrie Plasticon                                   The Netherlands
         B.V. van Delden                                                                The Netherlands
         Belco Manufacturing Company, Inc.                                              Texas
         Containment Solutions Services, Inc.                                           Delaware
         Containment Solutions, Inc.                                                    Delaware
         Denali International Holdings, B.V.                                            The Netherlands
         Denali Management, Inc.                                                        Delaware
         Denali Operating Management Ltd.                                               Texas
         Denali Welna Europe, B.V.                                                      The Netherlands
         Dewel B.V.                                                                     The Netherlands (50% Ownership)
         Ershigs, Inc.                                                                  Washington
         Fibercast Company                                                              Delaware
         Garlway Ltd.                                                                   U.K. (62% Ownership)
         Gimex Technische Keramiek b.v.                                                 The Netherlands (65% Ownership)
         Hanwel B.V.                                                                    The Netherlands
         Hanwel Belgium N.V.                                                            Belgium
         Hurner Umwelt Technik                                                          Germany
         Instrumentation Solutions, Inc.                                                Delaware
         K.T.D. Plasticon GmbH                                                          Germany
         K.T.D. Vert. GmbH                                                              Germany (40% Ownership)
         Kialite Plasticon B.V.                                                         The Netherlands
         Maprema  S.A.                                                                  Belgium (60% Ownership)
         Metalchem Plasticon S.A.                                                       Poland
         O.C.T.  S.A.                                                                   Belgium
         Onroerend-Goed Maatschappij Plasticon, B.V.                                    The Netherlands
         Plasticon B.V.                                                                 The Netherlands
         Plasticon Haven B.V.                                                           The Netherlands
         Plasticon Heerenveen B.V.                                                      The Netherlands
         Plasticon Kialite Thailand Ltd.                                                Thailand (33% Ownership)
         Plasticon Projects B.V.                                                        The Netherlands
         Plasticon Vert. GmbH                                                           Germany (60% Ownership)
         Plasti-fab, Inc.                                                               Oregon
         Plastotec GmbH                                                                 Austria (40% Ownership)
         Rheinland Kunststoff GmbH                                                      Germany (25% Ownership)
         SEFCO, Inc.                                                                    Oklahoma
         Sovap S.A.                                                                     France
         Specialty Solutions, Inc.                                                      Delaware
         W.A.P. Spoo                                                                    Poland (60% Ownership)
         Welna Andren Plastteknik AB                                                    Sweden (50% Ownership)
         Welna France S.A.                                                              France
         Welna Handel B.V.                                                              The Netherlands
         Welna Handel Belgium N.V.                                                      Belgium
         Welna Kunststoffen B.V.                                                        The Netherlands
         Welna U.K. Ltd.                                                                U.K.
         Welna, N.V.                                                                    The Netherlands
         Woodcap B.V.                                                                   The Netherlands

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* All subsidiaries are, directly or indirectly, owned 100% by Denali
  Incorporated unless otherwise noted.